-------------------------------------
                                  ANNUAL REPORT
                      -------------------------------------
                                December 31, 1999
                      -------------------------------------




                                   Value Line
                                   Income and
                                     Growth
                                   Fund, Inc.





                                   [GRAPHIC]
                                   ----------
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                     Funds

Value Line Income and Growth Fund, Inc.

                                                               To Our Value Line
--------------------------------------------------------------------------------

To Our Shareholders:

We are pleased to report another successful year for the Value Line Income and Growth Fund.

The Fund's total return in 1999 was 25.33%, which compared to a total return of 21.04% for the unmanaged Standard & Poor's 500 Stock Index and a total return of -1.89% for the unmanaged Lehman Brothers Government/Corporate Bond Index.

To produce income, the Fund held 20% to 35% of its assets in bonds and cash during the course of the year. The Fund's bondholdings made only a nominal contribution to total returns in 1999. Bond prices fell during the year, offsetting interest payments. We concentrated primarily on U.S. Treasuries and U.S. agencies, with a smaller amount of corporate bonds.

Your Fund was able to best the S&P 500 benchmark by investing in some particularly strong individual stocks. Our strategy of balancing stockholdings with bonds and cash produced favorable returns while holding down levels of risk and volatility for shareholders.

The best performing sector in the Fund and in the stock market itself was the technology sector. Each of the Fund's top seven stock gains came from various subsectors of technology. These stocks were Qualcomm, Sun Microsystems, Nokia, EMC Corp., Cisco, America Online, and Tellabs. Even the Fund's eighth best performer, the advertising firm Omnicom, benefited from the growth of the internet, through both dot.com brand spending on conventional advertising and
Omnicom's subsidiaries that handle ads on the internet itself. Other important contributors to performance included Microsoft, financial services firms Citigroup and American Express, and retailers Home Depot and Wal-Mart Stores, each of whose prices rose over 60% during 1999.

In making stock selections, we concentrate on companies and stocks that are already doing well in terms of both earnings momentum and stock price momentum. When stocks no longer meet these criteria, they are usually eliminated from the portfolio.

Thank you for your continued confidence.


                                            Sincerely,

                                            /s/ Jean Bernhard Buttner

                                            Jean Bernhard Buttner
                                            Chairman and President

January 20, 2000


--------------------------------------------------------------------------------
2

                                         Value Line Income and Growth Fund, Inc.

Income and Growth Fund Shareholders
================================================================================

Economic Observations

The American economy continues to perform well as we proceed through the first quarter of 2000. Evidence of this healthy level of business activity can be found in the strong pace of manufacturing, the acceleration in job growth, and the generally solid performances by the auto, housing, and retail sectors. Overall, we estimate that GDP growth will average 3.0%-3.5% for the year as a whole, making 2000 the tenth year in a row of sustained economic growth in this country.

Inflationary pressures, meanwhile, continue to be held largely at bay, in spite of a tightening labor market and a further recent rise in energy prices, with strong increases in productivity and ongoing technological innovations being at least partially responsible for this comparative pricing stability. Nevertheless, a gradual uptrend in cost pressures does seem likely over the next several quarters. The Federal Reserve, taking note of this somewhat higher expense structure, is likely to chart a modestly more restrictive monetary course in the months ahead, with additional, albeit rather modest, interest rate increases being quite possible.

*Performance Data:
                                                        Growth of
                                       Average         an Assumed
                                       Annual         Investment of
                                    Total Return         $10,000
                                      ---------       -------------
 1 year ended 12/31/99..........        25.33%           $12,533
 5 years ended 12/31/99.........        22.99%           $28,142
10 years ended 12/31/99.........        14.54%           $38,862

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.

--------------------------------------------------------------------------------
                                                                               3

Value Line Income and Growth Fund, Inc.


================================================================================

         COMPARISON OF A CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
       VALUE LINE INCOME AND GROWTH FUND, THE S&P 500 STOCK INDEX AND THE
                     LEHMAN GOVERNMENT/CORPORATE BOND INDEX*

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                        Value Line          S & P 500     Lehman Brothers Gov't/
                   Income & Growth Fund       Index        Corp. Bond Index
                   --------------------     ---------     ----------------------
1/90                       100,000             10,000             10,000
3/90                      $  9,656           $  9,699           $  9,885
6/90                      $ 10,067           $ 10,308           $ 10,242
9/90                      $  9,445           $  8,893           $ 10,304
12/90                     $ 10,200           $  9,689           $ 10,828
3/91                      $ 11,304           $ 11,094           $ 11,120
6/91                      $ 11,205           $ 11,068           $ 11,288
9/91                      $ 12,009           $ 11,658           $ 11,937
12/91                     $ 13,107           $ 12,635           $ 12,574
3/92                      $ 12,414           $ 12,316           $ 12,386
6/92                      $ 12,592           $ 12,550           $ 12,887
9/92                      $ 12,974           $ 12,946           $ 13,517
12/92                     $ 13,336           $ 13,596           $ 13,528
3/93                      $ 13,831           $ 14,189           $ 14,157
6/93                      $ 14,293           $ 14,257           $ 14,582
9/93                      $ 14,442           $ 14,624           $ 15,064
12/93                     $ 14,438           $ 14,963           $ 15,020
3/94                      $ 13,645           $ 14,397           $ 14,550
6/94                      $ 13,567           $ 14,457           $ 14,369
9/94                      $ 14,031           $ 15,163           $ 14,440
12/94                     $ 13,809           $ 15,160           $ 14,493
3/95                      $ 14,698           $ 16,634           $ 15,215
6/95                      $ 15,686           $ 18,220           $ 16,201
9/95                      $ 16,567           $ 19,667           $ 16,513
12/95                     $ 17,432           $ 20,850           $ 17,282
3/96                      $ 18,307           $ 21,969           $ 16,878
6/96                      $ 18,786           $ 22,954           $ 16,957
9/96                      $ 19,473           $ 23,663           $ 17,256
12/96                     $ 20,462           $ 25,634           $ 17,784
3/97                      $ 19,930           $ 26,323           $ 17,630
6/97                      $ 22,554           $ 30,915           $ 18,272
9/97                      $ 24,813           $ 33,229           $ 18,912
12/97                     $ 24,256           $ 34,183           $ 19,519
3/98                      $ 26,111           $ 38,948           $ 19,815
6/98                      $ 26,905           $ 40,234           $ 20,333
9/98                      $ 25,188           $ 36,239           $ 21,340
12/98                     $ 31,007           $ 43,951           $ 21,368
3/99                      $ 33,498           $ 46,140           $ 21,113
6/99                      $ 33,860           $ 49,392           $ 20,881
9/99                      $ 33,435           $ 46,310           $ 20,994
12/99                     $ 38,862           $ 53,198           $ 20,909


                            (From 1/1/90 to 12/31/99)






* The Standard & Poor's 500 Index (S&P 500 Index) is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

The Lehman Brothers Government/Corporate Bond Index is an unmanaged index that is representative of investment-grade domestic corporate and government bonds.


The returns for the indices do not reflect expenses which are deducted from the Fund's returns.

--------------------------------------------------------------------------------
4

                                         Value Line Income and Growth Fund, Inc.

Portfolio Highlights at December 31, 1999 (unaudited)
================================================================================

Ten Largest Holdings
                                                        Value     Percentage of
Issue                                     Shares   (in thousands)   Net Assets
--------------------------------------------------------------------------------

Cisco Systems, Inc. ...................    72,750      $ 7,793         3.4%
EMC Corp. .............................    70,000        7,647         3.3
Microsoft Corp. .......................    65,000        7,589         3.3
America Online, Inc. ..................   100,000        7,544         3.3
Sun Microsystems, Inc. ................    93,000        7,202         3.1
Wal-Mart Stores, Inc. .................   102,500        7,085         3.1
Omnicom Group, Inc. ...................    70,500        7,050         3.1
QUALCOMM Inc. .........................    37,000        6,517         2.8
Time Warner, Inc. .....................    73,000        5,288         2.3
General Electric Co. ..................    31,500        4,875         2.1

Five Largest Industry Categories
                                           Value      Percentage of
Industry                               (in thousands)   Net Assets
--------------------------------------------------------------------------------

Computer & Peripherals ................   $29,574         12.8%
Drug ..................................    11,921          5.2
Telecommunications Equipment ..........    10,817          4.7
Financial Services-Diversified ........    10,488          4.5
Computer Software & Services ..........     8,535          3.7

Five Largest Net Security Purchases*

                                                                   Cost
Issue                                                         (in thousands)
--------------------------------------------------------------------------------

Federal National Mortgage Association Notes, 6.625%, 9/15/09 .   $ 1,997
Telefonos de Mexico S.A. (ADR) ...............................     1,482
RBF Finance Co. Senior Secured Notes, 11.375%, 3/15/09 .......     1,070
Federal National Mortgage Association Notes, 6.500%, 8/15/04 .       991
Global Crossing Holdings Ltd. Senior Notes,
  Series 144A, 9.50% 11/15/09 ................................       984

Five Largest Net Security Sales*
                                                                 Proceeds
Issue                                                         (in thousands)
--------------------------------------------------------------------------------

AT & T Corp. .................................................   $ 3,227
Intel Corp. ..................................................     2,782
Lucent Technologies Inc. .....................................     2,264
EMC Corp. ....................................................     2,152
Clorox Company (The) .........................................     2,012

* For the six month period ended 12/31/99.

--------------------------------------------------------------------------------

Value Line Income and Growth Fund, Inc.

Schedule of Investments
================================================================================


                                                                       Value
    Shares                                                        (in thousands)
--------------------------------------------------------------------------------

COMMON STOCKS (69.4%)

                ADVERTISING (3.1%)
      70,500    Omnicom Group, Inc. ...........................          $ 7,050

                BANK (1.2%)
      13,300    Mellon Financial Corp.  .......................              453
      20,000    Wells Fargo & Company .........................              809
      24,000    Zions Bancorporation...........................            1,420
                                                                        --------
                                                                           2,682

                BANK--MIDWEST (1.3%)
      24,250    Fifth Third Bancorp............................            1,779
      61,500    Firstar Corp...................................            1,299
                                                                        --------
                                                                           3,078
                CABLE TV (0.5%)
      15,500    Cablevision Systems Corp.
                    Class "A"* ................................            1,170

                COMPUTER &
                  PERIPHERALS (12.8%)
      72,750    Cisco Systems, Inc.* ..........................            7,793
      92,500    Dell Computer Corp.*...........................            4,718
      70,000    EMC Corp.*.....................................            7,647
      20,500    International Business
                    Machines Corp.  ...........................            2,214
      93,000    Sun Microsystems, Inc.* .......................            7,202
                                                                        --------
                                                                          29,574
                COMPUTER SOFTWARE
                  & SERVICES (3.7%)
      10,000    Computer Sciences Corp.*.......................              946
      65,000    Microsoft Corp.* ..............................            7,589
                                                                        --------
                                                                           8,535
                DIVERSIFIED
                  COMPANIES (2.5%)
      11,500    Honeywell International Inc....................              663
      95,000    Tyco International, Ltd. ......................            3,693
      20,000    United Technologies Corp.  ....................            1,300
                                                                        --------
                                                                           5,656
                DRUG (5.2%)
      22,000    Merck & Co., Inc. .............................            1,475
     121,000    Pfizer, Inc. ..................................            3,925
      73,000    Schering-Plough Corp.  ........................            3,080
      42,000    Warner-Lambert Co. ............................            3,441
                                                                        --------
                                                                          11,921
                DRUGSTORE (0.3%)
      20,500    Walgreen Co. ..................................              600

                ELECTRICAL
                  EQUIPMENT (2.1%)
      31,500    General Electric Co. ..........................            4,875

                ELECTRONICS (0.3%)
       6,500    Sanmina Corp.* ................................              649

                ENTERTAINMENT (3.2%)
      73,000    Time Warner, Inc. .............................            5,288
      36,500    Viacom Inc. Class "A"* ........................            2,206
                                                                        --------
                                                                           7,494
                FINANCIAL SERVICES--
                  DIVERSIFIED (4.5%)
       7,000    American Express Co. ..........................            1,164
      37,156    American International
                    Group, Inc. ...............................            4,018
      16,000    Capital One Financial Corp.  ..................              771
      81,625    Citigroup Inc. ................................            4,535
                                                                        --------
                                                                          10,488
                FOREIGN
                  TELECOMMUNICATIONS
                  (2.7%)
      17,000    Ericsson (L.M.) Telephone Co.
                    AB (ADR) ..................................            1,117
      18,500    Nokia Corp.  (ADR) ............................            3,515
      15,000    Telefonos de Mexico S.A.
                    (ADR) .....................................            1,687
                                                                        --------
                                                                           6,319

--------------------------------------------------------------------------------
6

                                         Value Line Income and Growth Fund, Inc.

                                                               December 31, 1999
================================================================================

                                                                       Value
    Shares                                                        (in thousands)
--------------------------------------------------------------------------------

                HOUSEHOLD
                  PRODUCTS (1.5%)
       9,000    Kimberly-Clark Corp.  .........................         $    587
      25,500    Procter & Gamble Co. ..........................            2,794
                                                                        --------
                                                                           3,381
                INTERNET (3.3%)
     100,000    America Online, Inc.* .........................            7,544

                MACHINERY (0.4%)
      19,000    Dover Corp.  ..................................              862

                MEDICAL SUPPLIES (1.9%)
      31,000    Guidant Corp.* ................................            1,457
       6,000    Johnson & Johnson..............................              559
      66,000    Medtronic, Inc. ...............................            2,405
                                                                        --------
                                                                           4,421
                NATURAL GAS--
                  DIVERSIFIED (0.2%)
      13,000    Williams Companies,
                    Inc. (The) ................................              397

                OFFICE EQUIPMENT
                  & SUPPLIES (0.4%)
      43,500    Staples, Inc.* ................................              903

                PRECISION
                  INSTRUMENT (0.4%)
      22,000    PerkinElmer, Inc...............................              917

                RECREATION (0.5%)
      14,000    Electronic Arts Inc.*..........................            1,176

                RETAIL--
                  SPECIAL LINES (1.6%)
      26,000    Bed Bath & Beyond Inc.* .......................              904
      49,375    Gap, Inc. (The)................................            2,271
     22,500     TJX Companies, Inc. (The) .....................              460
                                                                        --------
                                                                           3,635

                RETAIL BUILDING
                  SUPPLY (1.3%)
     45,000     Home Depot, Inc. (The) ........................            3,085

                RETAIL STORE (3.3%)
       7,000    Costco Wholesale Corp.*........................              639
    102,500     Wal-Mart Stores, Inc. .........................            7,085
                                                                        --------
                                                                           7,724
                SECURITIES
                  BROKERAGE (0.2%)
     12,000     Schwab (Charles) Corp.  .......................              461

                SEMICONDUCTOR (2.0%)
     55,000     Intel Corp.  ..................................            4,527

                TELECOMMUNICATIONS
                  EQUIPMENT (4.7%)
     20,500     Lucent Technologies Inc. ......................            1,534
     37,000     QUALCOMM Inc. .................................            6,517
     10,500     Scientific-Atlanta, Inc. ......................              584
     34,000     Tellabs, Inc.* ................................            2,182
                                                                        --------
                                                                          10,817
                TELECOMMUNICATION
                  SERVICES (2.6%)
       9,500    Bell Atlantic Corp.............................              585
     23,000     Broadwing Inc. ................................              848
      74,853    MCI WorldCom, Inc.*............................            3,972
     10,000     SBC Communications Inc. .......................              487
                                                                        --------
                                                                           5,892
                THRIFT (1.7%)
     38,000     Federal Home Loan
                    Mortgage Corp.  ...........................            1,788
     33,000     Federal National
                    Mortgage Association ......................            2,061
                                                                        --------
                                                                           3,849
                                                                        --------
                TOTAL COMMON STOCKS
                (Cost $85,294,000) ............................          159,682
                                                                        --------

--------------------------------------------------------------------------------
                                                                               7

Value Line Income and Growth Fund, Inc.

Schedule of Investments
================================================================================

  Principal
   Amount                                                             Value
(in thousands)                                                   (in thousands)
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS (3.2%)

    $  2,000    U.S. Treasury Notes, 5.875%,
                    6/30/00....................................          $ 2,002
       5,000    U.S. Treasury Notes, 4.750%,
                    11/15/08...................................            4,411
       1,000    U.S. Treasury Bonds, 6.000%,
                    2/15/26 ...................................              915
                                                                        --------

                TOTAL U.S. TREASURY
                    OBLIGATIONS
                    (Cost $7,877,000)  ........................            7,328
                                                                        --------

U.S. GOVERNMENT AGENCY OBLIGATIONS (9.5%)

       5,000    Federal Home Loan Bank Bonds,
                    5.125%, 2/26/02 ...........................            4,857
       2,000    Federal Home Loan
                    Mortgage Corp.  Debentures,
                    5.750%, 7/15/03 ...........................            1,937
       5,000    Federal Home Loan
                    Mortgage Corp.  Debentures,
                    5.000%, 1/15/04 ...........................            4,684
       1,000    Federal National Mortgage
                    Association Notes,
                    6.50%, 8/15/04 ............................              988
       3,000    Federal National Mortgage
                    Association Notes,
                    5.750%, 6/15/05 ...........................            2,853
       2,000    Federal National Mortgage
                    Association Notes,
                    6%, 5/15/08 ...............................            1,872
       2,000    Federal National Mortgage
                    Association Notes,
                    6.625%, 9/15/09 ...........................            1,945
       3,000    Tennessee Valley Authority
                    Global Power Bonds,
                    1995 Series "E", 6.750%,
                    11/1/25 ...................................            2,822
                                                                        --------

                TOTAL U.S. GOVERNMENT
                    AGENCY OBLIGATIONS
                    (Cost $23,247,000)  .......................           21,958
                                                                        --------

CORPORATE BONDS AND NOTES (4.6%)
                ADVERTISING (0.5%)
       1,000    Outdoor Systems, Inc. 8.875%
                    Senior Sub. Notes, 6/15/07 ................            1,035

                AUTO PARTS--
                  REPLACEMENT (0.4%)
       1,000    Federal-Mogul Corp.
                    7.875%, Notes, 7/1/10 .....................              914

                CABLE TV (0.4%)
       1,000    Adelphia Communications Corp.
                    9.875%, Senior Notes
                    Series "B", 3/1/07 ........................            1,024

                ENTERTAINMENT (0.4%)
       1,000    Chancellor Media Corp.  8.125%,
                    Senior Sub. Notes
                    Series "B", 12/15/07 ......................            1,000

                ENVIRONMENTAL (0.4%)
       1,000    Allied Waste North
                    America Inc. Senior Notes
                    Series "B", 7.875%, 1/1/09 ................              885

                HOTEL/GAMING (0.4%)
       1,000    Park Place Entertainment Corp.
                    7.875%, Senior Sub.
                    Notes, 12/15/05 ...........................              957

                MEDICAL SERVICES (0.4%)
       1,000    Tenet Healthcare Corp.
                    Senior Notes,
                    8%, 1/15/05 ...............................              962

                OILFIELD SERVICES/
                  EQUIPMENT (0.5%)
       1,000    RBF Finance Co. Senior
                    Secured Notes
                    11.375%, 3/15/09 ..........................            1,080

--------------------------------------------------------------------------------
8

                                         Value Line Income and Growth Fund, Inc.

                                                               December 31, 1999
================================================================================

  Principal
   Amount                                                             Value
(in thousands)                                                   (in thousands)
--------------------------------------------------------------------------------

                PETROLEUM--
                  PRODUCING (0.4%)
       1,000    Ocean Energy Inc. Senior
                    Notes, Series "B",
                    7.625%, 7/1/05 ............................            $ 944

                TELECOMMUNICATION
                  SERVICES (0.4%)
       1,000    Global Crossing Holdings Ltd.
                    Senior Notes, Series 144A,
                    9.50%, 11/15/09** .........................              992

                TEXTILE (0.4%)
       1,000    WestPoint Stevens Inc.
                    Senior Notes, 7.875%,
                    6/15/08 ...................................              898
                                                                        --------

                TOTAL CORPORATE
                    BONDS & NOTES
                    (Cost $10,956,000) ........................           10,691
                                                                        --------

                TOTAL INVESTMENT
                    SECURITIES (86.7%)
                    (Cost $127,375,000) .......................          199,659
                                                                        --------

                                                                      Value
  Principal                                                       (in thousands
   Amount                                                           except per
(in thousands)                                                     share amount)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS (11.2%)
(includes accrued interest)


    $  8,700    Collateralized by $7,195,000
                    U.S. Treasury Notes
                    10.75%, due 8/15/05,
                    with a value of $8,874,582
                    (with State Street Bank
                    & Trust Company, 3.75%,
                    dated 12/31/99, due 1/3/00,
                    delivery value $8,702,719).................          $ 8,701

       8,600    Collateralized by $8,777,000
                    U.S. Treasury Notes 5.50%,
                    due 1/31/03, with a value
                    of $8,777,477 (with Banc
                    One Capital Markets Inc.
                    2.65%, dated 12/31/99,
                    due 1/3/00, delivery
                    value $8,601,899) .........................            8,601

       8,500    Collateralized by $6,270,000
                    U.S. Treasury Bonds
                    13.875%, due 5/15/11,
                    with a value of $8,680,244
                    (with Morgan Stanley
                    & Co., Inc. 2.47%, dated
                    12/31/99, due 1/3/00,
                    delivery value $8,501,750) ................            8,500
                                                                        --------

                TOTAL REPURCHASE
                    AGREEMENTS
                    (Cost $25,802,122) ........................           25,802

CASH AND OTHER ASSETS IN
EXCESS LIABILITIES (2.1%) .....................................            4,840
                                                                        --------

NET ASSETS (100.0%) ...........................................         $230,301
                                                                        ========

NET ASSET VALUE, OFFERING
AND REDEMPTION PRICE PER
OUTSTANDING SHARE
($230,301,096 / 22,803,793
shares of capital stock outstanding) ..........................          $ 10.10
                                                                         =======
*    Non-income producing.

** Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(ADR) American Depositary Receipts.

See Notes to Financial Statements

--------------------------------------------------------------------------------
                                                                               9

Value Line Income and Growth Fund, Inc.

Statement of Assets
and Liabilities at December 31, 1999
================================================================================

                                                                 (In thousands
                                                                except per share
                                                                     amount)
                                                                ---------------
Assets:
Investment securities, at value
  (Cost--$127,375) ..........................................       $199,659
Repurchase agreements
  (Cost--$25,802) ...........................................         25,802
Cash ........................................................             83
Receivable for securities sold ..............................          3,199
Receivable for capital shares sold ..........................          1,022
Dividends and interest receivable ...........................            740
Prepaid insurance expense ...................................              3
                                                                    --------
      Total Assets ..........................................        230,508
                                                                    --------
Liabilities:
Payable for capital shares repurchased ......................             25
Accrued expenses:
  Advisory fee ..............................................            128
  Other .....................................................             54
                                                                    --------
      Total Liabilities .....................................            207
                                                                    --------
Net Assets ..................................................       $230,301
                                                                    ========
Net Assets consist of:
Capital stock, at $1.00 par value
  (authorized 50,000,000,
  outstanding 22,803,793 shares) ............................       $ 22,804
Additional paid-in capital ..................................        130,948
Undistributed net investment income .........................            283
Undistributed net realized gain
  on investments ............................................          3,982
Net unrealized appreciation
  of investments ............................................         72,284
                                                                    --------
Net Assets ..................................................       $230,301
                                                                    ========
Net Asset Value, Offering and
  Redemption Price per
  Outstanding Share
  ($230,301,096 / 22,803,793
  shares outstanding) .......................................       $  10.10
                                                                    ========


Statement of Operations
for the Year Ended December 31, 1999
--------------------------------------------------------------------------------

                                                                 (In thousands)
                                                                  ------------
Investment Income:
Interest ...................................................        $  3,262
Dividends (Net of foreign withholding
  tax of $1) ...............................................             902
                                                                    --------
      Total Income .........................................           4,164
                                                                    --------
Expenses:
Advisory fee ...............................................           1,393
Transfer agent fees ........................................             106
Printing ...................................................              43
Custodian fees .............................................              42
Auditing and legal fees ....................................              38
Postage ....................................................              37
Telephone ..................................................              18
Registration and filing fees ...............................              17
Directors' fees and expenses ...............................              14
Insurance, dues and other ..................................              11
                                                                    --------
      Total Expenses Before
        Custody Credits ....................................           1,719
      Less: Custody Credits ................................              (5)
                                                                    --------
      Net Expenses .........................................           1,714
                                                                    --------
Net Investment Income ......................................           2,450
                                                                    --------
Net Realized and Unrealized Gain
  on Investments:
    Net Realized Gain ......................................          29,406
    Change in Net Unrealized
      Appreciation .........................................          15,655
                                                                    --------
Net Realized Gain and Change in
  Net Unrealized Appreciation
  on Investments ...........................................          45,061
                                                                    --------
Net Increase in Net Assets
  from Operations ..........................................        $ 47,511
                                                                    ========


See Notes to Financial Statements.

--------------------------------------------------------------------------------
10

Value Line Income and Growth Fund, Inc.

Statement of Changes in Net Assets
for the Years Ended December 31, 1999 and 1998
====================================================================================

                                                                1999          1998
                                                             -----------------------
                                                                 (In thousands)
Operations:
  Net investment income .................................    $   2,450     $   2,033
  Net realized gain on investments ......................       29,406        17,759
  Change in net unrealized appreciation .................       15,655        22,129
                                                             -----------------------
  Net increase in net assets from operations ............       47,511        41,921
                                                             -----------------------

Distributions to Shareholders:
  Net investment income .................................       (2,196)       (2,011)
  Net realized gain from investment transactions ........      (33,196)       (9,945)
                                                             -----------------------
  Total distributions ...................................      (35,392)      (11,956)
                                                             -----------------------

Capital Share Transactions:
  Net proceeds from sale of shares ......................       43,537        10,481
  Net proceeds from reinvestment of dividends and
    distributions to shareholders .......................       29,353         9,742
  Cost of shares repurchased ............................      (43,125)      (22,231)
                                                             -----------------------
  Net increase (decrease) from capital share transactions       29,765        (2,008)
                                                             -----------------------
Total Increase in Net Assets ............................       41,884        27,957

Net Assets:
  Beginning of year .....................................      188,417       160,460
                                                             -----------------------
  End of year ...........................................    $ 230,301     $ 188,417
                                                             =======================

Undistributed Net Investment Income, at end of year .....    $     283     $      29
                                                             =======================

See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                                              11

Value Line Income and Growth Fund, Inc.

Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Value Line Income and Growth Fund, Inc., formerly, The Value Line Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales prices on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value.

The Board of Directors has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

--------------------------------------------------------------------------------
12

(E) Amortization. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

2.   Capital Share Transactions, Dividends and
     Distributions to Shareholders

Transactions in capital stock were as follows (in thousands except per share amounts):

                                                       Year Ended   Year Ended
                                                      December 31,  December 31,
                                                          1999         1998
                                                      --------------------------
Shares sold ..................................           4,259         1,198
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ..........................           2,989         1,073
                                                        --------------------
                                                         7,248         2,271
Shares repurchased ...........................          (4,209)        2,609
                                                        --------------------
Net increase (decrease) ......................           3,039          (338)
                                                        ====================
Dividends per share from net
  investment income ..........................          $  .11        $.1050
                                                        ====================
Distributions per share from
  net realized gains .........................          $ 1.67        $.5281
                                                        ====================

3.   Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                                                 Year Ended
                                                                December 31,
                                                                    1999
                                                               --------------
                                                               (in thousands)
PURCHASES:
U.S. Treasury & Government
  Agency Obligations .....................................        $ 17,658
Other Investment Securities ..............................         102,570
                                                                  --------
                                                                  $120,228
                                                                  ========
SALES & REDEMPTIONS:
U.S. Treasury & Government
  Agency Obligations .....................................        $  5,042
Other Investment Securities ..............................         142,069
                                                                  --------
                                                                  $147,111
                                                                  ========

At December 31, 1999 the aggregate cost of investment securities and repurchase agreements for federal income tax purposes was $153,336,000. The aggregate appreciation and depreciation of investments at December 31, 1999, based on a comparison of investment values and their costs for federal income tax purposes, was $75,164,000 and $3,039,000, respectively, resulting in a net appreciation of $72,125,000.

4. Investment Advisory Contract, Management Fees and Transactions With Affiliates

An advisory fee of $1,393,000 was paid or payable to Value Line, Inc., the Fund's investment adviser ("Adviser"), for the year ended December 31, 1999. This was computed at the annual rate of .70% of the first $100 million of the Fund's average daily net assets of the Fund during the year plus .65% on the excess thereof, and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

Certain officers and directors of the Adviser and its wholly owned subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and a director of the Fund. During the year ended December 31, 1999, the Fund paid brokerage commissions totaling $95,482 to the distributor, which clears its transactions through unaffiliated brokers.

The Adviser and/or affiliated companies owned 502,150 shares of the Fund's capital stock, representing 2.2% of the outstanding shares at December 31, 1999. In addition, certain officers and directors of the Fund owned 176,518 shares of the Fund, representing 0.8% of the outstanding shares.


--------------------------------------------------------------------------------
                                                                              13

Value Line Income and Growth Fund, Inc.

Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each year:

                                                                             Years Ended December 31,
                                                  --------------------------------------------------------------------------------
                                                    1999              1998              1997              1996             1995
                                                  --------------------------------------------------------------------------------
Net asset value, beginning of year ..........     $   9.53          $   7.98          $   7.37          $   7.37          $   6.21
                                                  --------------------------------------------------------------------------------

  Income from investment operations:
    Net investment income ...................          .12               .10               .15               .24               .25
    Net gains or losses on securities
      (both realized and unrealized) ........         2.23              2.08              1.18              1.03              1.36
                                                  --------------------------------------------------------------------------------
    Total from investment operations ........         2.35              2.18              1.33              1.27              1.61
                                                  --------------------------------------------------------------------------------

  Less distributions:
    Dividends from net investment income ....         (.11)             (.10)             (.15)             (.24)             (.25)
    Distributions from net realized gains ...        (1.67)             (.53)             (.54)            (1.03)             (.20)
    Distributions in excess of realized gains         --                --                (.03               )--              --
                                                  --------------------------------------------------------------------------------
    Total distributions .....................        (1.78)             (.63)             (.72)            (1.27)             (.45)
                                                  --------------------------------------------------------------------------------

Net asset value, end of year ................     $  10.10          $   9.53          $   7.98          $   7.37          $   7.37
                                                  ================================================================================

Total return ................................        25.33%            27.83%            18.55%            17.38%            26.24%
                                                  ================================================================================

Ratios/Supplemental Data:
Net assets, end of year (in thousands) ......     $230,301          $188,417          $160,460          $147,193          $144,306
Ratio of expenses to
  average net assets ........................          .83%(2)           .87%(1)           .87%(1)           .93%(1)           .93%
Ratio of net investment income to
  average net assets ........................         1.19%             1.24%             1.82%             3.08%             3.48%
Portfolio turnover rate .....................           64%               99%               54%               83%               76%

(1)  Before offset of custody credits.

(2) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would not have changed.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
14

                                         Value Line Income and Growth Fund, Inc.


                                               Report of Independent Accountants
================================================================================

To the Shareholders and Board of Directors of Value Line Income and Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Income and Growth Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
New York, New York

February 11, 2000

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                Federal Tax Status of Distributions (unaudited)

 For corporate taxpayers 7.10% of the ordinary income distributions paid during the calendar year 1999 qualify for the corporate dividends received deductions.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                              15

                                         Value Line Income and Growth Fund, Inc.


                         The Value Line Family of Funds
================================================================================

1950--The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952--Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979--The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital.

1984--The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The National Bond Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* seeks to achive a high total investment return consistent with reasonable risk.

1993--Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.

INVESTMENT ADVISER     Value Line, Inc.
                       220 East 42nd Street
                       New York, NY 10017-5891

DISTRIBUTOR            Value Line Securities, Inc.
                       220 East 42nd Street
                       New York, NY 10017-5891

CUSTODIAN BANK         State Street Bank and Trust Co.
                       225 Franklin Street
                       Boston, MA 02110

SHAREHOLDER            State Street Bank and Trust Co.
SERVICING AGENT        c/o NFDS
                       P.O. Box 219729
                       Kansas City, MO 64121-9729

INDEPENDENT            PricewaterhouseCoopers LLP
ACCOUNTANTS            1177 Avenue of the Americas
                       New York, NY 10036

LEGAL COUNSEL          Peter D. Lowenstein, Esq.
                       Two Greenwich Plaza, Suite 100
                       Greenwich, CT 06830

Directors              Jean Bernhard Buttner
                       John W. Chandler
                       David H. Porter
                       Paul Craig Roberts
                       Nancy-Beth Sheerr

OFFICERS               Jean Bernhard Buttner
                       Chairman and President
                       Stephen E. Grant
                       Vice President
                       Philip J. Orlando
                       Vice President
                       David T. Henigson
                       Vice President and
                       Secretary/Treasurer
                       Jack M. Houston
                       Assistant Secretary/Treasurer
                       Stephen La Rosa
                       Assistant Secretary/Treasurer


This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).


                                                                         #511490